PROMISSORY NOTE

$2,120,000                                                       January 1, 2000
                                                                Denver, Colorado

                  FOR VALUE RECEIVED, AIC COMMUNITY MANAGEMENT HOLDINGS, LLC, a Delaware limited liability company ("AICCMH"), and MANUFACTURED HOUSING CORP. ("MFHC"), a Delaware corporation (each a "Borrower" and collectively the "Borrowers"), jointly as co-borrowers, hereby promise to pay to COMMUNITY MANAGEMENT INVESTORS CORPORATION, a Delaware corporation ("Lender"), or holder, at the offices of Lender or such other place designated by Lender or the holder, the principal sum of TWO MILLION ONE HUNDRED TWENTY THOUSAND DOLLARS ($2,120,000) or such lesser amount as shall equal the unpaid principal amount of this Note, in lawful money of the United States of America and in immediately available funds, and to pay interest on such payment on the unpaid principal amount of this Note, at such office, in like money and funds, until this Note shall be paid in full, at a rate of 8 1/2% per annum as hereinafter provided.

                  Each of the Borrowers hereby acknowledges the following: (1) AICCMH shall have the right to recover any amount equal to the excess of THREE HUNDRED EIGHTY THOUSAND DOLLARS AND NO CENTS ($380,000) paid by it to Lender in satisfaction of the principal amount of this Note from MFHC; and (2) MFHC shall have the right to recover any amount equal to the excess of ONE MILLION SEVEN HUNDRED FORTY THOUSAND DOLLARS AND NO CENTS ($1,740,000) paid by it to Lender in satisfaction of the principal amount of this Note from AICCMH. The Seller shall retain the right to recover the full amount due pursuant to this Note from either Borrower, according to the terms herein described.

                  The principal amount of this Note is due and payable on March 31, 2000. Interest on all unpaid principal amounts shall be paid on a monthly basis beginning on February 1, 2000, and continuing on the first day of each month thereafter until this Note, and all interest thereon shall be paid in full. All unpaid interest shall be payable on March 31, 2000, together with the final payment of principal. This Note may be prepaid at any time by the Borrowers without penalty or premium.

                  Whenever any payment is stated to be due on a day which is not a business day, such payment shall be made on the next succeeding business day. For purposes of this Note, "business day" shall mean any day other than a Saturday or Sunday in which banks in Colorado are open.

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                  The principal amount of this Note and all interest accrued and unpaid thereon shall be due and payable as provided above, without presentment, demand, or protest or further notice of any kind, all of which are hereby waived by the Borrowers. If any default occurs in any scheduled payment of principal, or in any scheduled payment of interest which default is not cured within five
(5) business days, then the Lender may, by notice to the Borrowers, declare the entire principal and all interest accrued on this Note to be, and this Note shall thereupon become, immediately and automatically due and payable in full, without presentment, demand, protest or further notice, all of which are hereby expressly waived by the Borrowers. If either of the Borrowers makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating a Borrower bankrupt or insolvent; or an order for relief with respect to a Borrower is entered under the United States Bankruptcy Code, or a Borrower petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Borrower or of any substantial part of the assets of a Borrower, or commences any proceedings relating to a
Borrower  under  any  bankruptcy,   reorganization,   arrangement,   insolvency,
readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against a Borrower and either (i) such Borrower by any act indicates its approval thereof, consent thereto or acquiescence therein or (ii) such petition, application or proceeding is not dismissed within 90 days, then this Note and all interest shall immediately and automatically become and be due and payable in full, without presentment, demand, protest or any notice of any kind (including, without limitation, any notice of intent to accelerate or notice of acceleration), all of which are hereby expressly waived by the Borrowers.

                  If this Note is not paid when due and is placed in the hands of any attorney for collection, whether or not suit is filed hereon, or if proceedings are had in probate, bankruptcy, receivership, reorganization, arrangement, or other legal proceedings for the collection hereof, the Borrowers jointly agree to pay the holder reasonable attorneys' fees incurred by the holder hereof in connection with any such proceedings.

                  If Lender delays in exercising or fails to exercise any of its rights under this Note, that delay or failure shall not constitute a waiver of any of Lender's rights, or of any breach, default or failure of condition of or under this Note. No waiver by Lender of any of its rights, or of any such breach, default or failure of condition shall be effective, unless the waiver is expressly stated in a writing signed by Lender.

                  Asset Investors Operating Partnership, L.P., a Delaware limited partnership (the "Guarantor"), upon execution of this Note hereby unconditionally guarantees to the Lender the obligations of the Borrowers under this Note, including (i) that the principal of and interest on this Note will be


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paid in full when due,  whether at the  maturity or interest  payment  date,  by acceleration  or otherwise,  all in accordance  with the terms of this Note; and
(ii) in the case of any extension of time of payment or renewal of this Note, they will be paid in full when due or performed in accordance with the terms of such extension or renewal. Failing payment when due of any amount so guaranteed for whatever reason, the Guarantor will be obligated to pay the same pursuant to the preceding sentence. The Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF COLORADO.

                                            AIC COMMUNITY MANAGEMENT
                                            HOLDING CORP.
                                            a Delaware corporation

                                            By:  /s/David M. Becker, 1/19/00
                                                 ---------------------------
                                            NAME:  David M. Becker
                                            TITLE:  Chief Financial Officer


                                            AIC MANAGEMENT HOLDINGS, LLC,
                                            a Delaware limited liability company

                                            By:      Asset Investors Operating
                                                     Partnership, L.P.
                                                     Its Managing Member

                                            By:      Asset Investors Corporation
                                                     Its General Partner

                                            By:  /s/David M. Becker, 1/19/00
                                                 ---------------------------
                                            NAME:  David M. Becker
                                            TITLE:  Chief Financial Officer


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


                                            ASSET INVESTORS
                                            OPERATING PARTNERSHIP, L.P.,
                                            a Delaware limited partnership
                                            as Guarantor

                                            By:      Asset Investors Corporation
                                                     Its General Partner

                                            By:  /s/David M. Becker, 1/19/00
                                                 ---------------------------
                                            NAME:  David M. Becker
                                            TITLE:  Chief Financial Officer







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